SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                                ITEX CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                ITEX CORPORATION
                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111



To the Stockholders of ITEX Corporation:

         You are invited to attend the Annual Meeting of Stockholders of ITEX Corporation (the "Company") to be held on Wednesday, April 4, 2001, at 9:00 a.m., PST, at the Howard Johnson Hotel, 3343 Bradshaw Road, Sacramento, California, 95827.

         The Notice of the Annual Meeting of Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read that material carefully.

         The Proxy Statement contains important information concerning (i) the election of the Board of Directors, and (ii) other matters that properly come before the meeting, including adjournment of the meeting. I urge you to give these matters your close attention since they are of great importance to the Company and its stockholders.

         We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares are voted at the meeting. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person, or by notifying us.

                                           Sincerely,

                                       /s/ COLLINS M. CHRISTENSEN
                                           -------------------------------------
                                           Collins M. Christensen
                                           President and Chief Executive Officer



February 26, 2001

                                ITEX CORPORATION
                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111


                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On April 4, 2001


         NOTICE IS GIVEN that the Annual Meeting of Stockholders of ITEX Corporation, a Nevada corporation (the "Company"), will be held on Wednesday, April 4, 2001, at 9:00 a.m., PST, at the Howard Johnson Hotel, 3343 Bradshaw Road, Sacramento, California, 95827, for the following purposes, all of which are discussed in the Proxy Statement:

     1. To elect eight (8) directors to serve one year terms or until their successors have been elected and qualified; and

     2. To transact such other business that may properly come before the meeting, or any adjournments of the meeting.

         Only Stockholders of record at the close of business on February 26, 2001 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.



                                             By Order of the Board of Directors


                                         /s/ ROBERT I. HARRIS
                                             -----------------------------------
                                             Robert I. Harris
                                             Secretary

February 26, 2001



YOU ARE CORDIALLY INVITED TO ATTEND ITEX CORPORATION'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE MEETING.

                                 PROXY STATEMENT
                                       of
                                ITEX CORPORATION
                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111

               Information Concerning the Solicitation of Proxies

         This Proxy Statement is furnished to the Stockholders of ITEX Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held on Wednesday, April 4, 2001, at 9:00 a.m., PST, at the Howard Johnson Hotel, 3343 Bradshaw Road, Sacramento, California, 95827. A copy of the Company's Annual Report for the year ended July 31, 2000 has been sent with this Proxy Statement.

         Only Stockholders of record on February 26, 2001 are entitled to vote at the Meeting.

         The proxy solicited, if signed by you and returned to the Company, will be voted at the Meeting per your instructions. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Company written notice of its revocation addressed to Secretary, ITEX Corporation, 3400 Cottage Way, Sacramento, California 95825, (ii) submitting a properly signed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Secretary notice of his or her intention to vote in person prior to submission of any matter to vote.

         The Company will bear the entire cost of preparing and mailing these proxy materials. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's Common Stock. In addition to the solicitation of proxies through this Proxy Statement, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also pay.

         This  Proxy   Statement   and  form  of  proxy  were  first  mailed  to
Stockholders on or about March 9, 2001.

                          Record Date and Voting Rights

         The Company is authorized to issue up to 45,000,000 shares of common stock, par value $0.01 and 5,000,000 shares of Preferred Stock, par value $0.01, of which 65,000 has been designated Series A Preferred Stock. As of December 10, 2000, there were 16,170,065 shares of common stock and no shares of Series A Preferred Stock issued and outstanding. The record date for determination of Stockholders who are entitled to notice of and to vote at the Meeting is February 26, 2001.

         Each share of common stock is entitled to one vote at the Annual Meeting, except with respect to the election of directors. In elections of directors, California law (which applies due to the location of the Company's operations) provides that a stockholder, or his or her proxy, may cumulate votes; that is, each stockholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the stockholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a stockholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The eight (8) nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.

         The majority of the outstanding shares of Common Stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The directors shall be elected by a plurality of the voting shares of Common Stock, present in person or represented by proxy at the Meeting and entitled to vote. All other matters require approval by a majority of the shares of Common Stock present or represented by proxy and voting at the meeting. Under Nevada law, abstentions and broker non-votes will be counted for purposes of determining quorum to open the meeting. Broker non-votes, however, will not be counted for purposes of calculating voting shares, but abstentions will be counted toward calculating voting shares.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's Bylaws ("Bylaws") currently provide for the annual election of all directors. The authorized number of directors of the Company is neither less than two (2) nor more than nine (9). The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at eight (8), as provided in the Bylaws.

         In the event that any of the nominees should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate any person in lieu of those named below.

Nominees for Director

         The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.


                                                                            AMOUNT OF               OWNERSHIP
NOMINEE                                       AGE         SINCE            OWNERSHIP(1)            PERCENTAGE
--------------------------------------------  ---         ------          ---------------          -----------
Collins M. Christensen                        43           1999            2,511,580(2)              15.1%

William Bronston, M.D.                        62           New                     -                    *%

Daniela C. Calvitti                           44           New                49,500(3)                 *%

Jay Abraham                                   52           New                     -                    *%

Jeffrey L. Elder                              53           New                     -                    *%

Gerry Harris                                  68           New                 5,000                    *%



                                                                            AMOUNT OF               OWNERSHIP
NOMINEE                                       AGE         SINCE            OWNERSHIP(1)            PERCENTAGE
--------------------------------------------  ---         ------          ---------------          -----------
Lewis A. Humer, Jr.                           42           2000              467,550(4)               2.8%

John L. Dethman                               52           New                     -                    *%

Officers and Directors as a group (8)                                      3,097,130(5)              18.2%
--------------------------------------------  ---         ------          ---------------          -----------

Footnotes to Table
* Less than 1%.
(1) The Ownership includes only options exercisable on or before March 19, 2000. The total outstanding includes shares assumed to be issued upon the exercise of options for percentage ownership computation.
(2) Includes 2,111,580 shares of Common Stock and options to purchase 400,000 shares of Common Stock.
(3) Includes 24,500 shares of Common Stock and options to purchase 25,000 shares of Common Stock.
(4) Includes 107,550 shares of Common Stock and options to purchase 360,000 shares of Common Stock.
(5) Includes 6,000 shares of Common Stock and 25,000 options to purchase shares of Common Stock owned by Mr. Larson, 25,000 options to purchase shares of Common Stock owned by Mr. R. Harris and 12,500 options owned by Mr. Castoro.

Background of Nominees

     Collins M. Christensen has been the President, Chief Executive Officer and Director of the Company since 1999. Mr. Christensen was appointed President and Chief Executive Officer of the Company on May 21, 1999. Prior to becoming President of the Company, he was the owner of a cellular telephone company and a limousine service. In 1995, he became an independent licensed broker for the Company and formed and operated an office in Sacramento, California. That office was acquired by the Company in May 1999.

     William Bronston, M.D., served as a Medical Consultant for the California Department of Rehabilitation from 1985 to 2000. Dr. Bronston served as the Chief Executive Officer of Tower Youth, a model telecommunications, media and performing arts youth center and leadership project.

     Daniela C. Calvitti is the Chief Financial Officer of the Company and has served since October 2000. Prior to joining the Company, Ms. Calvitti served as Vice President, Financial Operations with Foundation Health Systems. Ms. Calvitti holds a B.S. from Miami University of Ohio.

     Jay Abraham, has been the Chief Executive Officer of Abraham Consulting, which provides marketing consulting services, since 1995. Mr. Abraham is the author of the book, Getting Everything You Can Out of All You've Got.

     Jeffrey L. Elder, served as the Senior Vice President and Chief Financial Officer of Endosonics Corporation from May 2000 to October 2000. From 1998 to May 2000, Mr. Elder was a Senior Consultant and Senior Vice President of Foundation Health Systems, Inc. Prior to that, he served as Foundation Health Systems, Inc.'s Chief Financial Officer and Director from 1989 to 1998. Mr. Elder is a certified public accountant. Mr. Elder earned his B.A from Ohio University, Athens, Ohio.

     Gerry Harris,  is the Vice  President of  Operations  for North Main Street
Company, where he oversees the management of six hotels located in California and Missouri. Mr. Harris has over thirty years of experience in the hotel and food and beverage industry.

     Lewis A. Humer, Jr. is the Chief Operating Officer and a Director and has been since 2000. Mr. Humer joined the Company in March 1999 as Director of Training and, in June 1999, he was named Vice President of Operations. Prior to joining the Company, Mr. Humer was a Vice President of Operations and an

Operations Manager for two manufacturing companies. In 2000, he was named Vice President of Operations and Chief Operating Officer.

     John L. Dethman,  is a Director,  Secretary,  Chief  Operating  Officer and
Chief Financial Officer of New Technologies, Inc., a computer forensics software, training and consulting company. Mr. Dethman is a part-time Chief Financial Officer of Zoobles Enterprises, LCC, a company that specializes in Children's education and entertainment television and videos. Also, Mr. Dethman provides financial consulting services to start-up companies. Mr. Dethman is a certified public accountant. He received his B.S. from Oregon State University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

     The following table lists the Company's executive officers during fiscal year 2000.

                                                      POSITIONS WITH                                OFFICE HELD
NAME                                                    THE COMPANY                    AGE            SINCE(1)
--------------------------                -----------------------------------         -----         ------------
Collins M. Christensen                    President & Chief Executive Officer          43             1999(2)
Lewis A. Humer, Jr.                       Chief Operating Officer                      42             1999(3)
Robert I. Harris                          General Counsel and Secretary                53             2000


Notes to Table
(1)  Calendar year.
(2) Mr. Christensen served the Company since 1995 as an independent licensed broker.
(3)  Includes service as Director of Training for the Company.

     The following table lists the Company's new executive officers who joined the Company in fiscal year 2001.

                                                  POSITIONS WITH                                    OFFICE HELD
NAME                                               THE COMPANY                         AGE            SINCE(1)
----------------------                   -------------------------------------        -----         -------------
Daniela C. Calvitti                       Chief Financial Officer                      44              2000
John Castoro                              Vice President, Corporate Offices            42              2000
Dan Larson                                Vice President, Marketing and Media          39              2000(2)


Notes to Table
(1)  Calendar year.
(2) Mr. Larson also previously served as the General Manager of the Company's Sacramento Branch from 1996 until he assumed the role as Vice President, Marketing and Media.

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Messrs. Christensen, Humer and Harris have entered into employment agreements with the Company. There is no family relationship between any of the officers and directors.

     The biographies of Messrs. Christensen, Humer and Ms. Calvitti can be found on pages 3-4.

     Robert I. Harris, Esq. is the Company's Secretary and General Counsel. Mr. Harris joined the Company in May 2000 as General Counsel. In July 2000, he became the Secretary of the Company. Prior to joining the Company, Mr. Harris was in private practice in Sacramento for 20 years.

     John Castoro, has served as the Company's Vice President of Corporate Offices since October 2000. Prior to joining the Company as Vice President of Corporate Offices, Mr. Castoro worked as a Vice President of one of the leading independent exchanges in the United States, located in New York. There, he managed both for sales and trading. Prior to that, Mr. Castoro was a broker for the Company for three years.

     Dan Larson, has served as the Company's Vice President of Marketing and Media since November 2000. Prior to that he served as the General Manager of the Company's Sacramento Office. Mr. Larson also served as the General Manager of the Sacramento offices of the California Trade Exchange for three years prior to the Company's merger with California Trade Exchange in 1999.

Certain Legal Proceedings

Claim of Terry Neal for Indemnity

     On December 1, 2000, the Company received a demand from attorneys for Terry Neal, founder and former Chief Executive Officer of the Company, claiming a right for indemnity for fines and attorneys' fees Mr. Neal is alleged to have incurred in connection with an SEC investigation and civil suit brought by the Securities and Exchange Commission ("SEC") related to certain activities of Mr. Neal that occurred while he was a consultant to the Company in fiscal years prior to the fiscal year ended July 31, 1998. The claim also includes the right to indemnity for attorneys' fees incurred in his defense of the ITEX litigation as well as the right to indemnity for attorneys' fees incurred in his defense of the Kagan matter. The Company believes that any liability that may result from the two latter matters has been adequately provided for. The Company denies any liability to indemnify Mr. Neal for SEC related expenses and fines, and believes his other claims are excessive. The Company will vigorously defend against these claims.

Board Meetings

     During the fiscal year ended July 31, 2000, the Board held a total of 3 meetings. The Compensation Committee held a total of 3 meetings, during the fiscal year ended June 30, 2000. The Audit Committee met 3 times. The Company does not have a Nominating Committee. Existing members of the Board attended all of the meetings of the Board of Directors and of the committees upon which each member also served.

Board Committees

     The Company currently has a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee.

     At fiscal year end, the Audit Committee consisted of two non-employee directors, Mr. Nelson and Dr. Ames. After the Annual Meeting, Mr. Nelson and Dr. Ames will no longer serve as directors and the Board will appoint new members to the Audit Committee. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. A copy of the Audit Committee's Charter is attached as Exhibit A.

     The Compensation Committee consisted of three non-employee directors, Mr. Nelson and Drs. Ames and Padbury. After the Annual Meeting, Mr. Nelson and Drs. Ames and Padbury will no longer serve as directors and the Board will appoint new members to the Compensation Committee. The Compensation Committee reviews and recommends to the Board the salaries, incentive compensation and benefits of the Company's officers and employees and administrators, the Company's stock plans and employee benefit plans. The Committee strives to ensure that the Company's executive compensation programs enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and provide rewards for exceeding those goals.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-K and Form 10-K/A.

                                            Respectfully Submitted,
                                            ITEX Audit Committee,
                                            Dr. Evans B. Ames
                                            Robert Nelson

Executive Compensation

     The following table summarizes all compensation earned by or paid to our Chief Executive Officer and the Company's four other most highly compensated executive officers whose total annual compensation for services rendered in all capacities for 1998, 1999 and 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table summarizes all compensation earned by or paid to our Chief Executive Officer. The Company's four other most highly compensated executive officers whose total annual compensation for services rendered in all capacities for 1998, 1999 and 2000 exceeded $100,000.



                                             ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS             PAYOUTS
                            --------------------------------------------- ---------------------------------- -----------------------


                                                                OTHER        RESTRICTED       SECURITIES                  ALL OTHER
NAME AND PRINCIPAL                                              ANNUAL         STOCK          UNDERLYING        LTIP      COMPENSA-
POSITION                     YEAR      SALARY      BONUS        COMP.         AWARD(S)       OPTIONS/SARs     PAYOUTS       TION
--------------------------- -------- ----------- ----------- ------------ ----------------- ---------------- ----------- -----------

Collins M. Christensen,      1998             C           C           C              C              C             C          C
President & Chief
Executive Officer            1999      $ 35,385           C   $1,200 (1)             C              C             C          C

                             2000      $190,986    $169,427   $4,800 (1)      $140,000        200,000
--------------------------- -------- ----------- ----------- ------------ ----------------- ---------- ----------- -----------
Lewis A. Humer, Jr.,         1998             C           C           C              C              C             C          C
Chief Operating Officer
                             1999      $ 18,462           C   $1,200 (1)             C              C             C          C

                             2000      $ 84,441    $ 97,000   $4,800 (1)      $ 35,000        300,000             C          C
---------------------------


Footnotes
(1)  Represents $400 per month automobile allowance.

Employment Agreements

     In May 2000, the Company and Mr. Christensen entered into an employment agreement whereby Mr. Christensen agreed to serve as President and Chief Executive Officer of the Company and receive compensation equal to $260,000 per year and a $400 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. Mr. Christensen is eligible to receive quarterly bonuses of 15% of net quarterly revenues. Net quarterly revenues are equal to total quarterly revenues, less general operating expenses and taxes (excluding capital investments, purchases and depreciable expense items). Additional bonuses may be offered as compensation determined by the Board of Directors and its Compensation Committee. The agreement grants Mr. Christensen options to purchase up to 200,000 shares of Common Stock at a price of $0.75 per share expiring May 21, 2003. The employment agreement may be terminated by mutual consent of the Company and Mr. Christensen or by the Company with cause. The employment agreement expires by its terms on May 21, 2003.

     In May 2000, the Company entered into an employment agreement with Mr. Humer whereby Mr. Humer agreed to serve as Chief Operating Officer and receive compensation equal to $120,000 and a $400 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. Mr. Humer is eligible to receive quarterly bonuses of 7.5% of net quarterly revenues. Net quarterly revenues are equal to total quarterly revenues less general operating expenses and taxes (excluding capital investments, purchases and depreciable expense items). Additional bonuses may be offered as compensation determined by the Board of Directors and its Compensation Committee. The agreement grants Mr. Humer options to purchase up to 200,000 shares of Common Stock at a price of $0.75 per share expiring July 25, 2003. The employment agreement may be terminated by mutual consent of the Company and Mr. Humer or by the Company with cause. The employment agreement expires by its terms on May 21, 2002.

     In May 2000, the Company entered into an employment agreement with Mr. Harris whereby Mr. Harris agreed to serve as General Counsel and receive compensation equal to $120,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Harris is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. The agreement grants Mr. Harris options to purchase up to 100,000 shares of Common Stock vesting over a four year term, with 25% vesting immediately, at a price of $1.00 per share expiring May 1, 2010. In addition, the employment agreement provides that in the event of the acquisition of the Company, all of Mr. Harris' options will vest immediately, unless they are assumed by the successor corporation. The employment agreement is "at will" and may be terminated at any time by Company or Mr. Harris with or without cause.

Options Granted in Last Fiscal Year

     The following table provides information relating to stock options granted during the year ended July 31, 2000.

                                                            Individual Grants

                                Number of
                                Securities     Percent of Total
                                Underlying     Options Granted
                                Options        to Employees in     Exercise Base
       Name                     Granted        Fiscal Year          Price ($/sh)     Expiration Date
       ------------------------ -----------   ------------------- ---------------- ------------------

       Collins M. Christensen   200,000              25%                 $0.75           5/1/03

       Lewis A Humer, Jr.       200,000              38%                 $0.75           5/1/03

                                100,000                                  $1.50           2/21/05


Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     There were no options exercised during the year ended July 31, 2000 by executive officers.

                         Ten-Year Options/SAR Repricings

     There was no repricing of options for the fiscal year ended July 31, 2000.

Directors Compensation

     Outside Members of the Board of Directors receive compensation of $20,000 annually, payable monthly in advance. On January 2 of each year, all currently serving Directors receive a grant of 2,500 shares of the Company's Common Stock. In addition, outside directors receive $750 per meeting with the chair of a committee receiving $1,000 per committee meeting.

1996-7 Key Employee's Incentive Stock Option Plan

     The Company's 1996-7 Key Employee's Incentive Stock Option Plan ("1996-7 Plan") was approved by the Company's Board in December 1996 and ratified by the stockholders in February 1998. A total of 755,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1996-7 Plan

The 1996-7 Plan permits the grant of stock options to employees, officers, directors, consultants and advisors. The purpose of the 1996-7 Plan is to attract, motivate and retain key personnel who can contribute materially to the Corporation's growth and success and to give personnel a greater personal stake in the success of the Company.

The 1998 Incentive Stock Option Plan

     The Company's 1998 Incentive Stock Option Plan (the "1998 Plan") was approved by the Company's Board on September 3, 1997 and approved by the stockholders in February 1998. A total of 965,000 shares were approved by the stockholders for issuance under option agreements, subject to the 1998 Plan.

     The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

Principal Stockholders

     The following table sets forth certain information as of December 10, 2000, with respect to the beneficial ownership of the Company's Common Stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock. The table on page 2 of this Proxy Statement sets forth, as of February 1, 2001, certain information with respect to the beneficial ownership of shares of the Company's Common Stock by all directors and executive officers of the Company individually, and all directors and executive officers of the Company as a group. As of December 10, 2000, there were 16,170,065 shares of common stock issued and outstanding.

Name and Address of Stockholder            Number of Shares              Percent
-------------------------------            ----------------              -------
Collins M. Christensen                        2,511,580                    14%


Certain Related Transactions

     In 1998 and 1999, the Company had transactions that related to Terry Neal, the Company's founder and its former Chairman and Chief Executive Officer, as outlined below. The Company has not engaged in any transactions with Mr. Neal since his termination.

     On March 30, 1998, the Company agreed to issue 250,000 shares of unregistered common stock in exchange for the retirement of outstanding warrants to purchase 1,011,000 shares of common stock. The warrants to be retired had exercise prices ranging from $3.50 per share to $6.12 per share, with expiration dates ranging from June 29, 2000 to April 11, 2006. The warrants were held by Wycliff Fund Inc. ("Wycliff") and The Bailey Mutual Fund, Inc. ("Bailey"). Mr. Terry Neal, the founder of the Company and the former Chairman and Chief Executive Officer represented Wycliff and Bailey in this transaction. The transaction was completed and the shares of common stock were issued on July 22, 1999. As a result of this transaction, $1,000,000 was charged to expense in the Company's financial statements.

     In July 1999, when the Company needed working capital, Vern O. Curtis, who was at that time Chairman of the Board of Directors, and Collins M. Christensen, who is President, CEO and a Director of the Company, loaned a total of $480,000 to the Company. The transactions were structured as convertible notes bearing interest at 10% per annum. The Company paid those notes in full together with accrued interest in January 2000. The conversion privilege was never exercised.

Compliance with Section 16 of the Securities Exchange Act of 1934

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission ("Commission"), all directors and officers of the Company failed to timely file all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934. The failure to file reports resulted from changes in management, changes in outside legal counsel and relocation of corporate operations to California. The Company has been informed that all required reports will be filed prior to the Annual Meeting, and the Company has instituted new procedures to insure timely filing in the future, including engagement of new securities counsel.

                                  OTHER MATTERS

Relationship with Independent Auditors

     The Company has retained the firm of Ehrhardt, Keefe, Steiner & Hottman
PC as independent auditors of the Company for the fiscal year ending July 31, 2000. The Company expects a representative of Ehrhardt, Keefe, Steiner & Hottman PC to be present at the Annual Meeting of Stockholders and the representative will have an opportunity to make a statement if he desires to do so. Such representative will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended July 30, 2000 were $93,971.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company's independent auditor, including tax services, for the fiscal year ended July 30, 2000 were $345,690.

Transfer Agent

     OTR, Inc., located at 317 SW Alder St., Suite 1120, Portland, Oregon, 97264, phone (503) 235-0375, is the transfer agent for the Company's Common Stock.

Action on Other Matters

     The Board of Directors of the Company knows of no other matters that may, or are likely, to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

Stockholder Proposals

     Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 2002 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Commission and must be received by the Company no later than July 10, 2001.

Additional Information

     Each Stockholder has received the Company's 2000 Annual Report containing the Company's 2000 audited financial statements, including the report of its independent public accountants. Upon receipt of a written request, the Company will furnish to any Stockholder, without charge, a copy of the Company's 2000 Form 10-K and Form 10-K/A as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Stockholders should direct any request to the ITEX Corporation, 3400 Cottage Way, Sacramento, California 95825,
Attention: Investor Relations.


                                            ITEX CORPORATION

                                            By Order of the Board of Directors


                                            ROBERT I. HARRIS
                                            ----------------------------------
                                            Robert I. Harris,
                                            Secretary

Sacramento, California

                                ITEX CORPORATION
                 3400 Cottage Way, Sacramento, California 95825



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. Collins M. Christensen and Lewis A. Humer, Jr., and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ITEX Corporation (the "Company"), held of record by the undersigned on February 26, 2001, at the Annual Meeting of Stockholders to be held on April 4, 2001, at 9:00 a.m. (PST), at the Howard Johnson Hotel, 3343 Bradshaw Road, Sacramento, California, 95827, and at any and all adjournments thereof.

1.   Election of Directors.

FOR all nominees listed below ____             WITHOUT AUTHORITY ____
(except as marked to the contrary below)      (to vote for all Nominees below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

   Collins M. Christensen         William Bronson, M.D.      Daniela C. Calvitti
   Jay Abraham                    Jeffery L. Elder           Gerry Harris
   Lewis A. Humer, Jr.            John L. Dethman

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted FOR the nominees and FOR Proposal Two and in the discretion of the proxies for any other matter that is presented.

Please sign exactly as your name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        ------------------------- ----------------------------
                        Name (Print)              Name (Print) (if held jointly)

Dated:                  ------------------------- ----------------------------
                        Signature                 Signature (if held jointly)

                        ------------------------- ----------------------------


                        ------------------------- ----------------------------
                        (Address)                 (Address)

                                                   Common Stock
I will ___ will not ___ attend the meeting.

PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.